RESOLUTIONS OF COMMITTEE
                     APPOINTED BY THE BOARD OF DIRECTORS OF
                             NATIONSBANK CORPORATION

                                January 22, 1997


            Approval of Floating Rate Junior Subordinated Deferrable
                             Interest Notes due 2027

         WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of the NationsBank Corporation (the "Corporation") at a meeting duly called and held on December 17, 1996, this Committee was appointed by the Board (the "Committee") with full authority to take action to raise up to $1,000,000,000 of equity capital (the "Capital") on behalf of the Corporation; and

         WHEREAS, in order to facilitate the Corporation's financing, the Board authorized this Committee to approve the formation of special purpose financing entities, the guaranty by the Corporation of the obligations of such entities, the registration for sale and public sale of such obligations and the entry by the Corporation into agreements with such entities providing for the loan of the proceeds from the sale of such obligations to the Corporation; and

         WHEREAS, as authorized by the Board on December 19, 1996, the Corporation filed a Registration Statement on Form S-3, Registration No. 333-18273, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to obligations of certain special purpose subsidiaries and guarantees and subordinated debt securities of the Corporation, which Registration Statement was amended by pre-effective Amendment No. 1 thereto filed on January 10, 1997, and declared effective on January 14, 1997 (as so amended, the "Registration Statement"); and

         WHEREAS, this Committee has determined to authorize the issuance of a series of up to $515,500,000 of the Corporation's floating rate junior subordinated deferrable interest notes as described in these resolutions; and

         WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

         NOW, THEREFORE, BE IT RESOLVED, that any of the Chief Executive Officer, Chief Financial Officer, any Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") is hereby authorized to execute and deliver


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an Amended  and  Restated  Declaration  of Trust for NB  Capital  Trust III (the
"Declaration") pursuant to which the trust previously formed by the Corporation (the "Trust") is amended and restated in its entirety to facilitate the financing described in these resolutions;

         RESOLVED FURTHER, that the selection and appointment of The Bank of New York as Property Trustee, The Bank of New York (Delaware) as Delaware Trustee and John E. Mack, William L. Maxwell and Marc D. Oken as Regular Trustees (collectively, the "Trustees") of the Trust is hereby ratified and approved; and

         RESOLVED FURTHER, that in order to facilitate operation of the Trust, Authorized Officers of the Corporation are authorized to execute and deliver (i) a Subscription Agreement between the Corporation and the Trust (the "Subscription Agreement") pursuant to which the Corporation will agree to purchase and own all of the Trust's outstanding Common Securities (the "Common Securities"), (ii) a Common Securities Guarantee pursuant to which the
Corporation will guarantee the performance by the Trust of its obligations in connection with its outstanding Common Securities (the "Common Securities Guarantee") and (iii) a Capital Securities Guarantee pursuant to which the Corporation will guarantee the performance by the Trust of its obligations in connection with all of the outstanding Capital Securities of the Trust (the "Capital Securities Guarantee" and with the Common Securities Guarantee, the "Guarantees");

         RESOLVED FURTHER, that in order to facilitate the raising of necessary funds, the Authorized Officers are authorized to join with the Trust and to execute an Underwriting Agreement dated as of January 22, 1997 (the "Underwriting Agreement") among the Corporation, the Trust and NationsBanc Capital Markets, Inc., Bear, Stearns & Co. Inc. and Lehman Brothers, Inc., as Representatives of the underwriters described therein (collectively, the "Underwriters") pursuant to which the Trust will agree to issue and sell up to 500,000 Floating Rate Capital Securities (liquidation amount $1,000 per security) (the "Capital Securities" and, with the Common Securities, the "Securities") to the Underwriters; and

         RESOLVED FURTHER, that to facilitate the loan to the Corporation of the proceeds from the sale of the Securities, the Authorized Officers are authorized to execute and deliver (i) a Third Supplemental Indenture to be dated as of February 3, 1997 (the "Third Supplemental Indenture") between the Corporation and The Bank of New York as Indenture Trustee (in such capacity, the "Indenture Trustee") to set the terms of, and authorize the issuance by the Corporation of a series of up to $515,500,000 in aggregate principal amount of its floating rate junior subordinated debt securities to be known as its Floating Rate Junior Subordinated Deferrable Interest Notes due 2027 (the "Notes"), which Notes shall be subject to the terms and entitled to the benefits of the Indenture between the Corporation and the Indenture

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Trustee  dated  as of  November  27,  1996  (the  "Indenture");  and (ii) a Note
Purchase Agreement between the Corporation and the Trust (the "Note Purchase Agreement") pursuant to which the Corporation will sell the Notes to the Trust; and

         RESOLVED FURTHER, that the Notes shall bear interest at a rate per annum equal to the rate for deposits in U.S. Dollars for a three month period in the London interbank market ("LIBOR") plus 0.55% (which rate is to be determined by the Calculation Agent described below); that the initial interest rate on the Notes shall be determined by the Calculation Agent on the basis of LIBOR on January 30, 1997; that the interest rate shall be reset quarterly and accrue from February 3, 1997, and be payable quarterly on January 15, April 15, July 15 and October 15, commencing April 15, 1997; and the Record Date for the interest payable one Business Day prior to each interest payment date unless the Notes are not in Book-Entry only form, in which case the record date shall be the first day of the same calendar month in which the interest payment date occurs;

         RESOLVED FURTHER, that the maturity date of the Notes shall be January 15, 2027;

         RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, initially is appointed agent for the calculation of interest with respect to the Notes and any Authorized Officer of the Corporation is hereby authorized and empowered to negotiate, execute and deliver a calculation agency agreement and such other documents required by such agent with respect to such appointment or by any other entity who may be appointed by an Authorized Officer;

         RESOLVED  FURTHER,  that  the  Notes  shall  be  issued  as  Registered
Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, in the manner requested by the Underwriters, in minimum denominations of $1,000, and shall be dated the date of authentication and delivery, which date shall occur on or about February 3, 1997, and the form of note contained in the Third Supplemental Indenture, together with such modifications as are appropriate to reflect the determinations of this Committee, is hereby in all respects approved;

         RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, and the corporate seal shall be affixed thereon and shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the current or any Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who

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signs, or whose facsimile  signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall nevertheless be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chief Executive Officer of the Corporation, John E. Mack, Senior Vice President and Treasurer of the Corporation, James W. Kiser, Secretary of the Corporation, and Allison Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

         RESOLVED FURTHER, that pursuant to the provisions of the Indenture and the Third Supplemental Indenture each Authorized Officer is hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Indenture Trustee under the Indenture, or to any agent designated by the Indenture Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Notes, and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes;

         RESOLVED FURTHER, that the Authorized Officers are hereby authorized to take any and all actions necessary or appropriate to implement and carry out the Corporation's obligations under the Declaration, including the execution and delivery of supplements to the Indenture and Declaration and all necessary documents and certificates in connection with such action;

         RESOLVED  FURTHER,  that the terms,  conditions  and  provisions of the
Declaration, the Subscription Agreement, the Guarantees, the Underwriting Agreement, the Calculation Agency Agreement, the Indenture, the Third Supplemental Indenture and the Note Purchase Agreement are hereby ratified and approved, with such changes and upon such terms as the Authorized Officers executing then shall determine;

         RESOLVED FURTHER, that the listing of the Capital Securities (and if necessary, the Notes) on the Luxembourg Stock Exchange (the "LSE") and the appointment of Banque Generale a Luxembourg as listing agent for purposes of the LSE listing is hereby ratified, confirmed and approved;

         RESOLVED FURTHER, that officers of this Corporation, including John E. Mack, Senior Vice President and Treasurer, Susan Y. Calton, Vice President, or any other Authorized Officer be, and they hereby are authorized to take any and all steps necessary or desirable to accomplish the LSE listing, including the preparation and filing of all requisite listing applications, fee agreements, papers and documents and the payment of all fees deemed necessary or desirable;


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         RESOLVED   FURTHER,   that  the  facilities  of  the  Euroclear  System
("Euroclear") and Cedel Bank, societe anonyme ("Cedel Bank")shall be used in connection with the issue and transfer of the Capital Securities and the execution, delivery and performance by this Corporation of engagement letters, letters of understanding or other agreements with Euroclear and Cedel Bank is hereby ratified and approved;

         RESOLVED FURTHER, that all actions previously taken by officers of the Corporation in anticipation of, or in connection with the transactions described in these resolutions, be and the same are hereby ratified, confirmed and approved; and

         RESOLVED FURTHER, that each of the Authorized Officers hereby is authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.


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